COLONIAL MUNICIPAL INCOME TRUST
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1997

Dear Shareholder:

     The Annual Meeting of Shareholders (Meeting) of Colonial Municipal Income Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Wednesday, April 30, 1997, at 10:00 a.m., Eastern time, to:

     1. Elect four Trustees;

     2. Ratify or reject the selection of independent accountants; and

     3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                                       By order of the Trustees,





                                                      Arthur O. Stern, Secretary


March 26, 1997

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

IT-85/472D-0397

                                 PROXY STATEMENT
                               General Information

                                                                  March 26, 1997

     The enclosed proxy, which was first mailed on March 26, 1997, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

     Holders of thirty percent of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 3, 1997, the Fund had outstanding 27,367,005 shares of beneficial interest. Shareholders of record at the close of business on February 3, 1997 will have one vote for each share held. As of February 3, 1997, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004 owned of record 71.92% of the Fund's outstanding shares.

     Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

     Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02110 or by calling 1-800-426-3750.

1.   Election of Four Trustees.

     Ms. Collins and Messrs. Lowry, Neuhauser and Weeks (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or


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

until a successor is elected. The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

    1998              1999              2000
    ----              ----              ----
    Mr. Ireland       Mr. Birnbaum      Ms. Collins
    Mr. Mayer         Mr. Bleasdale     Mr. Lowry
    Mr. Shinn         Mr. Grinnell      Mr. Neuhauser
    Mr. Sullivan      Mr. Moody         Mr. Weeks

      The  following  table sets forth  certain  information  about the Board of
Trustees:

                                                           Shares
                                                           Beneficially
                                                           Owned and
                                                           Percent of
Name                Trustee   Principal Occupation (1)     Fund at
(Age)               since     and Directorships            February 3,
                                                           1997 (2)

Robert J.           1995      Retired (formerly Special      ----
Birnbaum                      Counsel, Dechert Price &
(69)                          Rhoads--law).  Director
                              or Trustee: Colonial
                              Funds, Liberty All-Star
                              Equity Fund, Liberty
                              All-Star Growth Fund,
                              Inc. (formerly known as
                              The Charles Allmon Trust,
                              Inc.), The Emerging
                              Germany Fund.

Tom Bleasdale       1992      Retired (formerly              ----
(66)                          Chairman of the Board and
                              Chief Executive Officer,
                              Shore Bank & Trust
                              Company--banking).
                              Director or Trustee:
                              Colonial Funds, The
                              Empire Company.

Lora S. Collins     1992      Attorney (formerly             ----
(61)                          Attorney Kramer, Levin,
                              Naftalis, Nessen, Kamin &
                              Frankel--law). Trustee:
                              Colonial Funds.

James E.            1995      Private Investor.              ----
Grinnell                      Director or Trustee:
(67)                          Colonial Funds, Liberty
                              All-Star Equity Fund,
                              Liberty All-Star Growth
                              Fund, Inc. (formerly
                              known as The Charles
                              Allmon Trust, Inc.).

William D.          1987      Retired.  Trustee:             ----
Ireland, Jr.                  Colonial Funds.
(73)

Richard W.          1995      Private Investor.              ----
Lowry                         Director or Trustee:
(60)                          Colonial Funds, Liberty
                              All-Star Equity Fund,
                              Liberty All-Star Growth
                              Fund, Inc. (formerly
                              known as The Charles
                              Allmon Trust, Inc.).

William E.          1994      Partner, Development           ----
Mayer*                        Capital, LLC
(56)                          (investments) (formerly
                              Dean of the College of
                              Business and Management,
                              University of
                              Maryland--higher
                              education; Dean of the
                              Simon Graduate School of
                              Business, University of
                              Rochester--higher
                              education).  Director or
                              Trustee:  Colonial Funds,
                              Hambrecht & Quist
                              Incorporated, Chart House
                              Enterprises, Schuller
                              Corp.

James L.            1987      Chairman of the Board and      ----
Moody, Jr.                    Director, Hannaford Bros.
(65)                          Co. (food distributor)
                              (formerly Chief Executive
                              Officer, Hannaford Bros.
                              Co.). Director or
                              Trustee: Colonial Funds,
                              Penobscot Shoe Co.,
                              Sobeys, Inc., UNUM
                              Corporation, IDEXX
                              Laboratories, Inc.,
                              Staples, Inc.

John J.             1987      Dean of the School of          ----
Neuhauser                     Management, Boston
(53)                          College (higher
                              education). Director or
                              Trustee: Colonial Funds,
                              Hyde Athletic Industries,
                              Inc.

George L. Shinn     1992      Financial Consultant           ----
(73)                          (formerly Chairman, Chief
                              Executive Officer and
                              Consultant, The First
                              Boston Corporation--holding
                              company). Director or
                              Trustee: Colonial Funds,
                              The New York Times Co.

Robert L.           1989      Retired Partner, Peat       ----
Sullivan                      Marwick Main & Co.
(69)                          (management consulting)
                              (formerly self-employed
                              Management Consultant).
                              Trustee: Colonial Funds.

Sinclair            1992      Chairman of the Board,      ----
Weeks, Jr.                    Reed & Barton Corporation
(73)                          (metal products).


* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On February 3, 1997, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

      In this Proxy Statement, the "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

      The following table sets forth certain information about the current executive officers of the Fund:

             Executive
Name         Officer    Office with Fund: Principal
(Age)        Since      Occupation (3)


 Harold W.   1993       President of the Fund and of the
 Cogger                 Colonial Funds (formerly Vice
 (61)                   President):  Chairman of the
                        Board and Director of the Adviser
                        (formerly President, Chief
                        Executive Officer and Executive
                        Vice President); Chairman of the
                        Board and Director of The
                        Colonial Group, Inc. (TCG)
                        (formerly President and Chief
                        Executive Officer);  Executive
                        Vice President and Director of
                        Liberty Financial Companies, Inc.
                        (Liberty Financial);  Director or
                        Trustee:  Liberty All-Star Equity
                        Fund, Liberty All-Star Growth
                        Fund, Inc. (formerly The Charles
                        Allmon Trust, Inc.),  Stein Roe &
                        Farnham Incorporated.

 Davey S.    1993     Vice President of the Fund and of
 Scoon                the Colonial Funds (formerly
 (50)                 Treasurer): Executive Vice
                      President  and Director of the Adviser;  (formerly  Senior
                      Vice  President and  Treasurer);  Executive Vice President
                      and  Chief   Operating   Officer  of  TCG  (formerly  Vice
                      President Finance and Administration and Treasurer).

 Timothy J.  1996     Treasurer and Chief Financial
 Jacoby               Officer of the Fund and of the
 (44)                 Colonial  Funds;  Senior  Vice  President  of the  Adviser
                      (formerly Senior Vice President,  Fidelity  Accounting and
                      Custody  Services and Assistant  Treasurer to the Fidelity
                      Group of Funds).

 Peter L.    1993     Chief Accounting Officer and
 Lydecker             Controller of the Fund and of the
 (43)                 Colonial Funds (formerly
                      Assistant Controller):  Vice
                      President of the Adviser
                      (formerly Assistant Vice
                      President).

 Arthur O.   1987     Secretary of the Fund and of the
 Stern                Colonial Funds; Director,
 (58)                 Executive Vice President, General
                      Counsel,  Clerk and  Secretary of the  Adviser;  Executive
                      Vice   President  -  Legal  and  Clerk  of  TCG  (formerly
                      Executive Vice President - Compliance and Vice President -
                      Legal).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                 Trustees' Compensation, Meetings and Committees

      The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1996 and from the Colonial Funds complex for the calendar year ended December 31, 1996, for serving as Trustees (4):

                                            Total
                                            Compensation
                                            From Fund And
                                            Fund Complex
                       Aggregate            Paid To The
                       Compensation         Trustees For The
                       From Fund For The    Calendar Year
                       Fiscal Year Ended    Ended December
Trustee                November 30, 1996    31, 1996 (5)
-------                -----------------    ------------
Robert J. Birnbaum       $1,566               $ 92,000
Tom Bleasdale             1,760 (6)            104,500 (7)
Lora S. Collins           1,563                 92,000


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

James E. Grinnell         1,582                 93,000
William D. Ireland, Jr.   1,835                109,000
Richard W. Lowry          1,599                 95,000
William E. Mayer          1,547                 91,000
James L. Moody, Jr.       1,793 (8)            106,500 (9)
John J. Neuhauser         1,603                 94,500
George L. Shinn           1,780                105,500
Robert L. Sullivan        1,720                102,000
Sinclair Weeks, Jr.       1,850                110,000

(4) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(5) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.

(6)  Includes $875 payable in later years as deferred compensation.

(7)  Includes $51,000 payable in later years as deferred compensation.

(8) Total compensation of $1,793 will be payable in later years as deferred compensation.

(9) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996,:

                            Total Compensation
                            From Liberty Funds For
                            The Calendar Year Ended
Trustee                     December 31, 1996 (10)
-------                     ----------------------
Robert J. Birnbaum          $25,000
James E. Grinnell            25,000
Richard W. Lowry             25,000

(10) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

      During the Fund's fiscal year ended November 30, 1996, the Board of Trustees held six meetings.

      The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Lowry, Moody, Shinn, Sullivan and Weeks, met three times during the Fund's fiscal year ended November 30, 1996. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met once during the Fund's fiscal year ended November 30, 1996. The Committee reviews compensation of the Trustees.

      The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended November 30, 1996. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

      During the Fund's fiscal year ended November 30, 1996, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

      If any of the nominees listed above become unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

      A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

      The Adviser is a wholly-owned subsidiary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty

Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.   Ratification of Independent Accountants.

     Price Waterhouse LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending November 30, 1997, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                  Required Vote

      Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.


3.  Other Matters and Discretion of Attorneys Named in the Proxy

As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

The Meeting is to be held at the same time as the meeting of shareholders of Colonial Intermediate High Income Fund. It is anticipated that such meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

      If a quorum of shareholders (thirty percent of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 30, 1997, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section  16(a) of the  Securities  Exchange Act of 1934,  as amended,  and
Section 30(f) of the 1940 Act, as amended, require the Fund's Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Stephen E. Gibson, a Director and the President and Chief Executive Officer of the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which he reported no holdings of the Fund.

                    Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1998 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before November 27, 1997.

    Shareholders are urged to vote, sign and mail their proxies immediately.


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
                         COLONIAL MUNICIPAL INCOME TRUST

               Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Harold W. Cogger, Nancy L. Conlin, Michael H. Koonce and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust ("Trust"), to be held in Boston, Massachusetts, on Wednesday, April 30, 1997, and at any adjournments, as follows on the reverse side of this card.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

-------------------------------                 -----------------------------

-------------------------------                 -----------------------------

-------------------------------                 -----------------------------

/ X /  PLEASE MARK VOTES AS IN THIS EXAMPLE.

---------------------------------
        COLONIAL MUNICIPAL
        INCOME TRUST
---------------------------------


Please be sure to sign and date this Proxy.        Date



Shareholder sign here                                Co-owner sign here


1. Election of four Trustees.
   (Item 1 of the Notice)

Lora S. Collins      For                  Withhold             For All Except
Richard W. Lowry     / /                   /  /                /  /
John J. Neuhauser
Sinclair Weeks, Jr.


Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2.   Proposal to ratify the selection of Independent Accountants.
   (Item 2 of the Notice)

           FOR          AGAINST          ABSTAIN
           /  /         /   /            /  /


3. In their discretion, upon such other matters as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed above and, absent direction will be voted FOR Items 1 and 2 listed above.

Please sign exactly as name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. if signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.    / /

RECORD DATE SHARES: